UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2011
T3 MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35133	20-4987549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2990 Airway Avenue
Costa Mesa, California 92626

(Address of principal executive offices)
Registrant’s telephone number, including area code: (714) 619-3600
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 30, 2011, T3 Motion, Inc. issued a press release announcing that its units will be detached and its warrants will begin trading separately on the NYSE Amex under the symbols “TTTM.z” and “TTTM.w” on July 1, 2011. The full text of the press release is set forth in Exhibit 99.1 attached hereto.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 30, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 Motion, Inc.
Date: June 30, 2011	By:	/s/ Kelly Anderson
		Name:	Kelly Anderson
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 30, 2011

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